POWER OF ATTORNEY



       The undersigned hereby constitute and appoint Elizabeth Bachman, Marie E. Connolly, Frederick C. Dey, Eric B. Fischman, Margaret Pardo, John E. Pelletier, John J Pyburn, and Joseph F. Tower, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Growth and Value Funds, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




  /s/ Joseph S. DiMartino                        January 29, 1996
Joseph S. DiMartino


  /s/ John M. Fraser, Jr.
John M. Fraser, Jr.


  /s/ Ehud Houminer
Ehud Houminer


  /s/ David J. Mahoney
David J. Mahoney


   /s/ Gloria Messinger
Gloria Messinger




                             POWER OF ATTORNEY



       The undersigned hereby constitute and appoint Elizabeth Bachman, Eric
B. Fischman, Margaret Pardo, John E. Pelletier, John J Pyburn, and Joseph
F. Tower, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus
Growth and Value Funds, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




   /s/ Frederick C. Dey                          January 29, 1996
Frederick C. Dey



                            POWER OF ATTORNEY



       The undersigned hereby constitute and appoint Elizabeth Bachman, Eric
B. Fischman, Margaret Pardo, John E. Pelletier, John J Pyburn, and Joseph
F. Tower, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus
Growth and Value Funds, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




   /s/ Marie E. Connolly                                   January 29,1996
Marie E. Connolly